Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Basic and Diluted Income per Share
The computations of basic and diluted income per share are as follows.

	Years Ended December 31,
	2019	2018	2017
Net income attributable to Gardner Denver Holdings, Inc.	$159.1	$269.4	$18.4
Average shares outstanding
Basic	203.5	201.6	182.2
Diluted	208.9	209.1	188.4
Earnings per share
Basic	$0.78	$1.34	$0.10
Diluted	$0.76	$1.29	$0.10